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                       ING VARIABLE PRODUCTS TRUST
                       ING VP Convertible Portfolio


                    Supplement Dated December 21, 2005
                         to the Class S Prospectus
                             Dated April 29, 2005



On November 10, 2005, the Board of Trustees of ING Variable Products Trust approved a proposal to reorganize the following "Disappearing Fund" into the following "Surviving Fund" (the "Reorganization"):

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         DISAPPEARING FUND                         SURVIVING FUND
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    ING VP Convertible Portfolio               ING VP Balanced Portfolio

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The proposed Reorganization is subject to approval by shareholders of the
Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first quarter of 2006.

           PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE